Defined Contribution Benefit Plan (FY)	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Defined Contribution Benefit Plan
14. Defined Contribution Benefit Plan
We sponsor a defined contribution benefit plan under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan covers all employees who meet defined minimum age and service requirements, and allows participants to contribute a portion of their annual compensation, subject to statutory limitations. We match 50% of each participant’s contribution up to a maximum of 6% of such participant’s eligible compensation paid in a calendar year. We recognized expenses of $0.3 million related to matching contributions during each of the years ended December 31, 2025 and 2024.